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                                                                    EXHIBIT 23.7



                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We consent to the inclusion in this registration statement of Philipp Brothers, Inc. on Form S-4 (File No. 333-64641) of our report dated November
18, 1998 on our audit of the combined financial statements of ODDA as of and for the fiscal year ended September 30, 1998. We also consent to the reference to our firm under the caption "Experts".



                                          PRICEWATERHOUSECOOPERS DA





Bergen, Norway
November 20, 1998